EX-99.906CERT

                            SECTION 906 CERTIFICATION


         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of BACAP Alternative Multi-Strategy Fund, LLC (the "Registrant"), hereby certifies, to the best of his knowledge, that the Registrant's report on Form N-CSR for the year ended September 30, 2003 (the "Report") fully complies with the requirements of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


         Date: December 18, 2003


                                                /s/Lawrence Morgenthal
                                                Lawrence Morgenthal
                                                President
                                                BACAP Alternative Multi-Strategy
                                                Fund, LLC

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                                                                EX-99.906CERT

                            SECTION 906 CERTIFICATION


         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of BACAP Alternative Multi-Strategy Fund, LLC (the "Registrant"), hereby certifies, to the best of his knowledge, that the Registrant's report on Form N-CSR for the period ended September 30, 2003 (the "Report") fully complies with the requirements of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


         Date: December 23, 2003


                                                /s/Edward D. Bedard
                                                Edward D. Bedard
                                                Chief Financial Officer
                                                BACAP Alternative Multi-Strategy
                                                Fund, LLC